Exhibit 10.1

{Charles & Colvard, Ltd. Letterhead}

VIA EMAIL & FEDERAL EXPRESS PRIORITY OVERNIGHT

Confidential

October 16, 2009

Mr. Linus Cortez, CFO
    Stuller, Inc.
302 Rue Louis XIV
Lafayette, LA 70508

Dear Mr. Cortez:

This letter when signed by the last party hereto will serve as our agreement going forward and will replace all previous agreements between us.

A. For the Term, Charles & Colvard, Ltd. (C&C) hereby:
1.
Appoints Stuller Inc. (Stuller) the rights to sell “Charles & Colvard Created Moissanite®” (either as a loose jewel or in manufactured jewelry) in the territory comprised of the North American Continent from the present date until December 31, 2010 (The "Appointment Term").

2.
Warrants that Stuller will receive the lowest price schedule offered to manufacturers and distributors.  The current price schedule is attached. Further, if at any time the pricing of moissanite is decreased, C&C shall provide Stuller with a credit toward additional purchases of moissanite equal to the amount of any such price decrease on the lesser of (a) Stuller's net purchases of moissanite during the prior 90 days or (b) Stuller's actual purchase cost of inventory of jewels at such time. Stuller will be informed at least 90 days prior to any price increase.

3.
C&C will fund all pre-approved, eligible advertising/promotional activity expenses for moissanite marketing up to [***]% of net purchases made by Stuller. To receive the co-op credit Stuller must submit to C&C in advance, on a quarterly basis, a marketing proposal listing all co-op activities to be undertaken by Stuller for the quarter. Submittal of funding requests under this proposal must be supported by actual receipts for all expenditures and other appropriate backup evidencing that advertising has occurred. C&C will issue a credit memo to Stuller for the co-op portion of such actual marketing expenditures.

4.
Agrees to provide stock re-balancing semi-annually on a dollar value per dollar value basis, [***]. This stock rebalancing will occur no later than the 15th of May (based on purchases made the 1st quarter and the 4th quarter of the previous year) and the 15th of November (based on the purchases made the 2nd and 3rd quarter) of each year.

5.	Agrees to provide the Stuller staff with any reasonably required training concerning the product, the marketing strategy, and the product positioning being implemented by C&C.

6.	Agrees to provide Stuller with [***] for moissanite jewels [***].

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

Linus Cortez, CFO
Stuller, Inc.
October 16, 2009

7.
In order to encourage a growing partnership, beginning January 1, 2010, C&C will issue in the first quarter of the following year a credit towards future purchases based on a tiered, percentage rebate for annual, incremental net purchases in excess of a benchmark of [***], according to the following graduated schedule:

Rebate (%)	[***]	[***]	[***]	[***]	[***]
Incremental purchases over [***]	[***]	[***]	[***]	[***]	[***]

B. Stuller agrees to comply with the following:
1.	Submission of support documentation relevant to all co-op and any other authorized marketing and sales expenses.

2.	Stuller will share a 12 month rolling forecast monthly of planned requirements with C&C in order to provide a smooth flow of jewels to Stuller's inventory.

3.
On a quarterly basis Stuller agrees to provide C&C with any available statistics on the number of jewelry stores purchasing moissanite specific to independent jewelers in total and large retailers individually.

Stuller hereby recognizes, and agrees to cooperate fully with C&C in the protection of all C&C trademarks, logos, copyrights and intellectual property. Further, Stuller agrees to include “Charles & Colvard Created Moissanite®” in its catalog and trade show presentations for the term of the agreement and to make commercially reasonable efforts to market moissanite to its customers consistent with the Brand Identity Guidelines (BIG) supplied by C&C. Stuller specifically agrees to make commercially reasonable efforts to sell “Charles & Colvard Created Moissanite®” as loose stones and set in jewelry to Stuller qualified jewelry resellers or manufacturers only.

If the foregoing meets with your understanding of our agreement, please sign and return one copy of this letter for our files.

Agreed and accepted:
    Charles & Colvard, Ltd.                                                                                     Stuller, Inc.

/s/ George Cattermole                                                                                            /s/ Linus Cortez

   George Cattermole                                                                                                  Linus Cortez
Interim CEO & Board Chair                                                                                   CFO

Date: 11/04/09                                        Date:  10/29/09

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission.  Omitted portions have been filed separately with the Commission.

Schedule A

CHARLES & COLVARD®
Created
MOISSANITE

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

SRB (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
2.5	0.05	[***]	[***]	[***]	78
3	0.09	[***]	[***]	[***]	78
3.25	0.11	[***]	[***]	[***]	78
3.5	0.14	[***]	[***]	[***]	78
4	0.22	[***]	[***]	[***]	40
4.5	0.29	[***]	[***]	[***]	40
5	0.41	[***]	[***]	[***]	40
5.5	0.54	[***]	[***]	[***]	21
6	0.68	[***]	[***]	[***]	21
6.5	0.88	[***]	[***]	[***]	21
7	1.10	[***]	[***]	[***]	21
7.5	1.35	[***]	[***]	[***]	10
8	1.60	[***]	[***]	[***]	10
8.5	1.90	[***]	[***]	[***]	10
9	2.26	[***]	[***]	[***]	10
9.5	2.75	[***]	[***]	[***]	10
10	3.08	[***]	[***]	[***]	10
10.5	3.57	[***]	[***]	[***]	10
11	4.11	[***]	[***]	[***]	5
11.5	4.72	[***]	[***]	[***]	5
12	5.32	[***]	[***]	[***]	5
12.5	6.01	[***]	[***]	[***]	5
13	6.80	[***]	[***]	[***]	5
13.5	7.60	[***]	[***]	[***]	5
14	8.46	[***]	[***]	[***]	5
14.5	9.51	[***]	[***]	[***]	5
15	10.46	[***]	[***]	[***]	5

All SRB (standard round brilliant) moissanite jewels are sold by piece by size (mm).
The average carat weights listed are for informational purposes only.

SCR (mm)	Carat Weight	Price	Suggested Wholesale	Suggested Retail	Average Pieces/Bag
1	3	[***]	[***]	[***]	700
1.1	3	[***]	[***]	[***]	547
1.2	3	[***]	[***]	[***]	418
1.3	3	[***]	[***]	[***]	354
1.4	3	[***]	[***]	[***]	295
1.5	3	[***]	[***]	[***]	245
1.6	3	[***]	[***]	[***]	190
1.7	3	[***]	[***]	[***]	166
1.8	3	[***]	[***]	[***]	140
1.9	3	[***]	[***]	[***]	122
2	3	[***]	[***]	[***]	106
2.1	3	[***]	[***]	[***]	91
2.2	3	[***]	[***]	[***]	80
2.3	3	[***]	[***]	[***]	71
2.4	3	[***]	[***]	[***]	63

All SCR (single cut round) moissanite jewels are sold by weight in bulk bags weighing 3 carats each.
The average pieces per bag listed are for informational purposes only.

Baguette (mm)	Carat Weight	Price	Suggested Wholesale	Suggested Retail	Average Pieces/Bag
4x2	3	[***]	[***]	[***]	31
4x2	3	[***]	[***]	[***]	31
Tapered Baguette	Carat Weight	Price	Suggested Wholesale	Suggested Retail	Average Pieces/Bag
5x2.5x2	3	[***]	[***]	[***]	18

All Baguette moissanite jewels are sold by weight in bulk bags weighing 3 carats each.
The average pieces per bag listed are for informational purposes only.

** CONFIDENTIAL **
© 2008 Charles & Colvard®, Ltd. All Rights Reserved.
1 of 5

610.283.2.PFB
Rev. 03/21/08

Schedule A

CHARLES & COLVARD®
Created
MOISSANITE

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Castle (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
2.5	0.05	[***]	[***]	[***]	40
3	0.09	[***]	[***]	[***]	40
3.5	0.15	[***]	[***]	[***]	40
4	0.21	[***]	[***]	[***]	40
4.5	0.30	[***]	[***]	[***]	40
5	0.40	[***]	[***]	[***]	40
5.5	0.52	[***]	[***]	[***]	21
6	0.69	[***]	[***]	[***]	21
6.5	0.88	[***]	[***]	[***]	21
7	1.09	[***]	[***]	[***]	21
7.5	1.33	[***]	[***]	[***]	10
8	1.61	[***]	[***]	[***]	10

Cushion (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
2	0.04	[***]	[***]	[***]	40
2.5	0.07	[***]	[***]	[***]	40
3	0.12	[***]	[***]	[***]	40
3.5	0.19	[***]	[***]	[***]	40
4	0.30	[***]	[***]	[***]	40
4.5	0.42	[***]	[***]	[***]	40
5	0.57	[***]	[***]	[***]	21
5.5	0.75	[***]	[***]	[***]	21
6	0.96	[***]	[***]	[***]	21
6.5	1.21	[***]	[***]	[***]	21
7	1.49	[***]	[***]	[***]	21
7.5	1.80	[***]	[***]	[***]	10
8	2.15	[***]	[***]	[***]	10
8.5	2.54	[***]	[***]	[***]	10
9	2.98	[***]	[***]	[***]	10
9.5	3.74	[***]	[***]	[***]	10
10	4.18	[***]	[***]	[***]	5
10.5	4.99	[***]	[***]	[***]	5
11	5.79	[***]	[***]	[***]	5
11.5	6.82	[***]	[***]	[***]	5
12	8.07	[***]	[***]	[***]	5

Heart (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
3	0.08	[***]	[***]	[***]	78
3.5	0.14	[***]	[***]	[***]	40
4	0.21	[***]	[***]	[***]	40
4.5	0.30	[***]	[***]	[***]	40
5	0.42	[***]	[***]	[***]	40
5.5	0.54	[***]	[***]	[***]	21
6	0.70	[***]	[***]	[***]	21
6.5	0.86	[***]	[***]	[***]	21
7	1.10	[***]	[***]	[***]	21
7.5	1.32	[***]	[***]	[***]	21
8	1.61	[***]	[***]	[***]	10
8.5	1.99	[***]	[***]	[***]	10
9	2.43	[***]	[***]	[***]	10
9.5	2.83	[***]	[***]	[***]	10
10	3.30	[***]	[***]	[***]	10

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

** CONFIDENTIAL **
© 2008 Charles & Colvard®, Ltd. All Rights Reserved.
2 of 5

610.283.2.PFB
Rev. 03/21/08

Schedule A

CHARLES & COLVARD®
Created
MOISSANITE

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Marquise (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
4x2	0.06	[***]	[***]	[***]	40
5x2.5	0.12	[***]	[***]	[***]	40
6x3	0.21	[***]	[***]	[***]	21
7x3.5	0.32	[***]	[***]	[***]	21
8x4	0.47	[***]	[***]	[***]	21
9x4.5	0.67	[***]	[***]	[***]	21
10x5	0.90	[***]	[***]	[***]	21
11x5.5	1.26	[***]	[***]	[***]	12
12x6	1.58	[***]	[***]	[***]	12
13x6.5	1.98	[***]	[***]	[***]	12
14x7	2.48	[***]	[***]	[***]	12

Octagon (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
2	0.03	[***]	[***]	[***]	78
2.5	0.07	[***]	[***]	[***]	78
3	0.11	[***]	[***]	[***]	78
3.5	0.17	[***]	[***]	[***]	78
4	0.25	[***]	[***]	[***]	40
4.5	0.36	[***]	[***]	[***]	40
5	0.47	[***]	[***]	[***]	40
5.5	0.62	[***]	[***]	[***]	21
6	0.80	[***]	[***]	[***]	21
6.5	1.02	[***]	[***]	[***]	21
7	1.26	[***]	[***]	[***]	21
7.5	1.56	[***]	[***]	[***]	10
8	1.87	[***]	[***]	[***]	10
8.5	2.19	[***]	[***]	[***]	10
9	2.58	[***]	[***]	[***]	10
9.5	3.02	[***]	[***]	[***]	10

Oval (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
4x2	0.09	[***]	[***]	[***]	40
5x3	0.23	[***]	[***]	[***]	40
6x4	0.43	[***]	[***]	[***]	21
7x5	0.84	[***]	[***]	[***]	21
8x6	1.33	[***]	[***]	[***]	10
9x7	1.91	[***]	[***]	[***]	10
10x8	2.72	[***]	[***]	[***]	10
11x9	3.74	[***]	[***]	[***]	10
12x10	5.18	[***]	[***]	[***]	5
14x10	6.58	[***]	[***]	[***]	5
14x10.5	6.93	[***]	[***]	[***]	5

Pear (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
5x3	0.20	[***]	[***]	[***]	21
6x4	0.39	[***]	[***]	[***]	21
7x5	0.69	[***]	[***]	[***]	21
7.5x5	0.76	[***]	[***]	[***]	21
8x5	0.85	[***]	[***]	[***]	21
9x6	1.33	[***]	[***]	[***]	12
10x7	1.93	[***]	[***]	[***]	12
10.5x7	2.13	[***]	[***]	[***]	12
12x7.5	2.87	[***]	[***]	[***]	12
12x8	3.09	[***]	[***]	[***]	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

** CONFIDENTIAL **
© 2008 Charles & Colvard®, Ltd. All Rights Reserved.
3 of 5

610.283.2.PFB
Rev. 03/21/08

Schedule A

CHARLES & COLVARD®
Created
MOISSANITE

Jewel Price List

Effective May 1, 2006. All prices listed in US$. All prices subject to change without notice.

Princess (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
2x2	0.04	[***]	[***]	[***]	78
2.5x2.5	0.08	[***]	[***]	[***]	78
3x3	0.14	[***]	[***]	[***]	40
3.5x3.5	0.21	[***]	[***]	[***]	40
4x4	0.33	[***]	[***]	[***]	21
4.5x4.5	0.44	[***]	[***]	[***]	21
5x5	0.64	[***]	[***]	[***]	21
5.5x5.5	0.83	[***]	[***]	[***]	10
6x6	1.07	[***]	[***]	[***]	10
6.5x6.5	1.35	[***]	[***]	[***]	10
7x7	1.64	[***]	[***]	[***]	10
7.5x7.5	2.08	[***]	[***]	[***]	10
8x8	2.51	[***]	[***]	[***]	10
8.5x8.5	2.87	[***]	[***]	[***]	10
9x9	3.49	[***]	[***]	[***]	5
9.5x9.5	3.97	[***]	[***]	[***]	5
10x10	4.80	[***]	[***]	[***]	5
10.5x10.5	5.38	[***]	[***]	[***]	5
11x11	6.31	[***]	[***]	[***]	5
11.5x11.5	7.23	[***]	[***]	[***]	5
12x12	8.14	[***]	[***]	[***]	5
12.5x12.5	8.86	[***]	[***]	[***]	5
13.0x13.0	9.94	[***]	[***]	[***]	5

Radiant (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
4x2	0.10	[***]	[***]	[***]	40
5x3	0.30	[***]	[***]	[***]	40
6x4	0.61	[***]	[***]	[***]	21
7x5	1.04	[***]	[***]	[***]	10
8x6	1.67	[***]	[***]	[***]	10
9x7	2.43	[***]	[***]	[***]	10
10x8	3.51	[***]	[***]	[***]	10
11x9	4.79	[***]	[***]	[***]	5
12x10	6.45	[***]	[***]	[***]	5
14x10	8.41	[***]	[***]	[***]	5
14x12	11.72	[***]	[***]	[***]	5

SBC (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
2x2	0.04	[***]	[***]	[***]	78
2.5x2.5	0.11	[***]	[***]	[***]	78
3x3	0.16	[***]	[***]	[***]	40
3.5x3.5	0.24	[***]	[***]	[***]	40
4x4	0.37	[***]	[***]	[***]	21
4.5x4.5	0.51	[***]	[***]	[***]	21
5x5	0.71	[***]	[***]	[***]	21
5.5x5.5	0.91	[***]	[***]	[***]	10
6x6	1.18	[***]	[***]	[***]	10
6.5x6.5	1.50	[***]	[***]	[***]	10
7x7	1.88	[***]	[***]	[***]	10
7.5x7.5	2.28	[***]	[***]	[***]	10
8x8	2.78	[***]	[***]	[***]	10
8.5x8.5	3.28	[***]	[***]	[***]	10
9x9	3.94	[***]	[***]	[***]	5
9.5x9.5	4.62	[***]	[***]	[***]	5
10.0x10.0	5.29	[***]	[***]	[***]	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

** CONFIDENTIAL **

© 2008 Charles & Colvard®, Ltd. All Rights Reserved.

4 of 5

610.283.2.PFB
Rev. 03/21/08

Schedule A

CHARLES & COLVARD®
Created
MOISSANITE

Jewel Price List

Effective May 1, 2008. All prices listed in US$. All prices subject to change without notice.

Triangle (mm)	Average Carat Weight	Price	Suggested Wholesale	Suggested Retail	Tray Capacity
2x2x2	0.02	[***]	[***]	[***]	78
2.5x2.5x2.5	0.06	[***]	[***]	[***]	78
3x3x3	0.09	[***]	[***]	[***]	78
3.5x3.5x3.5	0.14	[***]	[***]	[***]	40
4x4x4	0.21	[***]	[***]	[***]	40
4.5x4.5x4.5	0.30	[***]	[***]	[***]	21
5x5x5	0.40	[***]	[***]	[***]	21
5.5x5.5x5.5	0.52	[***]	[***]	[***]	21
6x6x6	0.67	[***]	[***]	[***]	21
6.5x6.5x6.5	0.83	[***]	[***]	[***]	10
7x7x7	1.06	[***]	[***]	[***]	10
7.5x7.5x7.5	1.28	[***]	[***]	[***]	10
8x8x8	1.48	[***]	[***]	[***]	10
8.5x8.5x8.5	1.79	[***]	[***]	[***]	10
9x9x9	2.12	[***]	[***]	[***]	10
9.5x9.5x9.5	2.41	[***]	[***]	[***]	10
Trillion (mm)	**Average Carat Weight**	**Price**	**Suggested Wholesale**	**Suggested Retail**	**Tray Capacity**
2x2x2	0.02	[***]	[***]	[***]	78
2.5x2.5x2.5	0.05	[***]	[***]	[***]	78
3x3x3	0.08	[***]	[***]	[***]	78
3.5x3.5x3.5	0.13	[***]	[***]	[***]	40
4x4x4	0.18	[***]	[***]	[***]	40
4.5x4.5x4.5	0.27	[***]	[***]	[***]	21
5x5x5	0.36	[***]	[***]	[***]	21
5.5x5.5x5.5	0.47	[***]	[***]	[***]	21
6x6x6	0.61	[***]	[***]	[***]	21
6.5x6.5x6.5	0.74	[***]	[***]	[***]	10
7x7x7	0.94	[***]	[***]	[***]	10
7.5x7.5x7.5	1.16	[***]	[***]	[***]	10
8x8x8	1.44	[***]	[***]	[***]	10
8.5x8.5x8.5	1.66	[***]	[***]	[***]	10
9x9x9	2.16	[***]	[***]	[***]	10
9.5x9.5x9.5	2.41	[***]	[***]	[***]	10
10x10x10	2.77	[***]	[***]	[***]	5
10.5x10.5x10.5	3.34	[***]	[***]	[***]	5
11x11x11	3.85	[***]	[***]	[***]	5

All moissanite jewels on this page are sold by piece by size (mm), average carat weights listed are for informational purposes only.

** CONFIDENTIAL **
© 2008 Charles & Colvard®, Ltd. All Rights Reserved.
5 of 5

610.283.2.PFB
Rev. 03/21/08